                                                                    EXHIBIT 20.2


AT&T Universal Funding Corporation                                            AT&T Universal Card  Master Trust
Credit Card Asset Backed Securities                                           Series 1995-2
- --------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                     Class A             Class B           CIA Investor          Investor
- ----------------------                                                                                 Interest
Beginning Principal  Receivables Balance
Special Funding Account Balance
Ending Total Principal Balance

Series Allocation Percentage
Beginning Invested /Transferor Amount    675,000,000.00         35,625,000.00      39,375,000.00      750,000,000.00
Floating Allocation Percentage              90.0000000%            4.7500000%         5.2500000%         81.7448123%
Principal Allocation Percentage             90.0000000%            4.7500000%         5.2500000%         81.7448123%
Finance Charge Collections                 9,051,019.04            477,692.67         527,976.11       10,056,687.82
Total Yield
Trust Portfolio Yield
Principal Collections                    105,175,807.88          5,550,945.42       6,135,255.46      116,862,008.76
Discount Percentage
Discount Option Receivable Collection              0.00                  0.00               0.00                0.00
Monthly Payment Rate
Defaults                                   4,372,351.54            230,763.00         255,053.84        4,858,168.38
Monthly Default Rate
Net Monthly Default Rate
Recoveries                                   408,400.16             21,554.45          23,823.34          453,777.96
Adjustments
New Receivables
Ending Principal  Receivables Balance
Minimum Series Required Balance
Special Funding Account Balance
Ending Total Principal Balance

Reallocated Principal                                                    0.00               0.00
Charged-Off Principal                              0.00                  0.00               0.00
Reimbursed Principal                               0.00                  0.00               0.00
Ending Invested/Transferor Amounts       675,000,000.00         35,625,000.00      39,375,000.00      750,000,000.00
- --------------------------------------------------------------------------------------------------------------------------


AT&T Universal Funding Corporation                      Monthly Report               30-Jun-96
Credit Card Asset Backed Securities                     Distribution Date            17-Jul-96
- ------------------------------------------------------------------------------------------------
Monthly Trust Activity                  Transferor             Series              Trust
- ----------------------                   Interest            Allocations           Totals
Beginning Principal  Receivables Balance                                      6,728,255,707.01
Special Funding Account Balance                                                           0.00
Ending Total Principal Balance                                                6,728,255,707.01

Series Allocation Percentage                                          13.64%
Beginning Invested /Transferor Amount    167,489,414.59       917,489,414.59
Floating Allocation Percentage              18.2551877%         100.0000000%
Principal Allocation Percentage             18.2551877%         100.0000000%
Finance Charge Collections                 2,245,851.67        12,302,539.50     90,218,622.97
Total Yield                                                                             16.09%
Trust Portfolio Yield                                                                    9.04%
Principal Collections                     26,097,532.58       142,959,541.34  1,048,369,969.83
Discount Percentage                                                                      0.00%
Discount Option Receivable Collection              0.00                 0.00              0.00
Monthly Payment Rate                                                                    15.58%
Defaults                                   1,084,922.37         5,943,090.75     43,582,665.52
Monthly Default Rate                                                                     7.77%
Net Monthly Default Rate                                                                 7.05%
Recoveries                                   101,337.34           555,115.30      4,070,845.54
Adjustments                                                                      (5,287,840.55)
New Receivables                                                                 990,785,193.21
Ending Principal  Receivables Balance                                         6,632,376,105.41
Minimum Series Required Balance                                                 802,500,000.00
Special Funding Account Balance                                                           0.00
Ending Total Principal Balance                                                6,632,376,105.41

Reallocated Principal
Charged-Off Principal
Reimbursed Principal
Ending Invested/Transferor Amounts       167,489,414.59       917,489,414.59  6,632,376,105.41
- ------------------------------------------------------------------------------------------------

Group II Information                    Series 1995-2     Series             Series             Series             Group Total
- --------------------
Invested Amount                          750,000,000.00             0.00             0.00                0.00       750,000,000.00
Average Rate                                    5.9517%          0.0000%          0.0000%             0.0000%              5.9517%
Investor Finance Charge Collections       10,510,465.78             0.00             0.00                0.00        10,510,465.78
Investor Principal Collections           116,862,008.76             0.00             0.00                0.00       116,862,008.76
Investor Default Amount Due                4,858,168.38             0.00             0.00                0.00         4,858,168.38
Investor Monthly Interest Due              3,719,793.58             0.00             0.00                0.00         3,719,793.58
Investor Monthly Fees Due                  1,250,000.00             0.00             0.00                0.00         1,250,000.00
Investor Additional Amounts Due                    0.00             0.00             0.00                0.00                 0.00
- -----------------------------------------------------------------------------------------------------------------------------------

Monthly Funding Requirements               Class A             Class B           CIA Investor           Total
- ----------------------------
Investor Coupon                                 5.9500%               6.1000%            5.8461%
Investor Monthly Interest Due              3,346,875.00            181,093.75         191,824.83        3,719,793.58
Investor Outstanding Interest Due                  0.00                  0.00               0.00                0.00
Spread Account Reduced Margin Credit               0.00                  0.00          (1,875.01)          (1,875.01)
Investor Total Interest Due                3,346,875.00            181,093.75         189,949.82        3,717,918.57
Investor  Default Amount Due               4,372,351.54            230,763.00         255,053.84        4,858,168.38
Investor Monthly Fees Due                  1,125,000.00             59,375.00          65,625.00        1,250,000.00
Investor Additional Fees Due                       0.00                  0.00               0.00                0.00
Total                                      8,844,226.54            471,231.75         510,628.66        9,826,086.95
- -------------------------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections                                                        10,512,340.79
Interest and Principal Funding Investment Proceeds                                                         50,112.87
Series Adjusted Portfolio Yield                                                                                9.13%
Base Rate                                                                                                      7.95%
- -------------------------------------------------------------------------------------------------------------------------

Application of Collections                 Class A             Class B           CIA Investor           Total
- --------------------------
Available Funds                            9,511,219.58            499,336.19         551,897.89       10,562,453.66
Monthly Interest Paid                      3,346,875.00            181,093.75               0.00        3,527,968.75
Investor Default Amount Paid               4,372,351.54                  0.00               0.00        4,372,351.54
Excess Spread                              1,791,993.04            318,242.44         551,897.89        2,662,133.37
- -------------------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall                         0.00                  0.00                                   0.00
Investor Default Amount Shortfall                  0.00            230,763.00                             230,763.00
Required Amount                                    0.00            230,763.00                             230,763.00
- -------------------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                              0.00                  0.00         189,949.82          189,949.82
Investor Default Paid                              0.00            230,763.00         255,053.84          485,816.84
Investor Additional Amounts Paid                   0.00                  0.00               0.00                0.00
Servicing Fee Paid                                                                                      1,250,000.00
Excess Finance Charge Collections                                                                         736,366.71
- -------------------------------------------------------------------------------------------------------------------------
Reallocated Principal                                                    0.00               0.00                0.00
Monthly Interest Paid                              0.00                  0.00
Investor Default Paid                              0.00                  0.00                                   0.00
- -------------------------------------------------------------------------------------------------------------------------
Outstanding Monthly Interest                       0.00                  0.00           1,875.01
Principal Charge-Offs                              0.00                  0.00               0.00
- -------------------------------------------------------------------------------------------------------------------------
Principal Funding
- -----------------
Controlled Accumulation Amount                                                                                  0.00
Principal Funding Account Deposit                                                                               0.00
Principal Funding Account Balance                                                                               0.00
- -------------------------------------------------------------------------------------------------------------------------

Certificates                               Class A             Class B           CIA Investor           Total
- ------------
Beginning Certificates Balance           675,000,000.00         35,625,000.00      39,375,000.00      750,000,000.00
Interest Distribution                      3,346,875.00            181,093.75         189,949.82        3,717,918.57
Principal Distribution                             0.00                  0.00               0.00                0.00
Total Distribution                         3,346,875.00            181,093.75         189,949.82        3,717,918.57
Ending Certificate Balance               675,000,000.00         35,625,000.00      39,375,000.00      750,000,000.00
Pool Factor                                 100.000000%           100.000000%        100.000000%
Total Distribution Per 1,000 Certificate         4.9583                5.0833             4.8241
- -------------------------------------------------------------------------------------------------------------------------
Interest Distribution Per 1,000 Certificate      4.9583                5.0833             4.8241
Principal Distribution Per 1,000 Certificate     0.0000                0.0000             0.0000


Delinquencies                               1-30          31-60           61-90        91-120        120+            Total
- -------------                               ----          -----           -----        ------        ----            -----
Number of Accounts                              195,519          39,451        19,500        14,111        21,355         289,936
Balance of Accounts                         428,532,630      96,152,871    56,288,099    43,851,535    71,634,169  696,459,304.20

30+Days Delinquency Rate                                        3.9821%

Change in Account Owner Retained Interest                       0.0037%

                              MONTHLY STATEMENT

                       AT&T UNIVERSAL CARD MASTER TRUST
                                SERIES 1995-2

         Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp. ("Funding"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Funding and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the AT&T Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 07/17/96, and with respect to the performance of the Trust during the month of 06/01/96-06/30/96 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

A)      Information regarding distribution in
        respect of the Class A Certificates
        per $1,000 original certificate
        principal amount.

        (1)          The total amount of the
        distribution in respect of Class A
        Certificates, per $1,000 original
        certificate principal amount                                                    $4.95833333

        (2)          The amount of the distribution
        set forth in paragraph 1 above in
        respect of interest on the Class A
        Certificates, per $1,000 original
        certificate principal amount                                                    $4.95833333

        (3)          The amount of the distribution
        set forth in paragraph 1 above in
        respect of principal of the Class A
        Certificates, per $1,000 original
        certificate principal amount                                                          $0.00

B)      Class A Investor Charge Offs and
        Reimbursement of Charge Offs

        (1)          The amount of Class A Investor
        Charge Offs                                                                           $0.00

        (2)          The amount of Class A Investors
        Charge Offs set forth in paragraph 1
        above, per $1,000 original certificate
        principal amount                                                                      $0.00

        (3)          The total amount reimbursed in
        respect of Class A Investor Charge
        Offs                                                                                  $0.00

        (4)          The amount set forth in paragraph
        3 above, per $1,000 original
        certificate principal amount                                                          $0.00

        (5)          The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect
        to all transactions on such
        Distribution Date                                                                     $0.00

C)      Information regarding distributions in
        respect of the Class B Certificates,
        per $1,000 original certificate
        principal amount

        (1)          The total amount of the
        distribution in respect of Class B
        Certificates, per $1,000 original
        certificate principal amount                                                    $5.08333333

        (2)          The amount of the distribution
        set forth in paragraph 1 above in
        respect of interest on the Class B
        Certificates, per $1,000 original
        certificate principal amount                                                    $5.08333333

        (3)          The amount of the distribution
        set forth in paragraph 1 above in
        respect of principal of the Class B
        Certificates, per $1,000 original
        certificate principal amount                                                          $0.00

D)      Amount of reductions in Class B
        Invested Amount pursuant to clauses
        (c), (d), and (e) of the definition of
        Class B Invested Amount

        (1)          The amount of reductions in Class
        B Invested Amount pursuant to clauses
        (c), (d), and (e) of the definition of
        Class B Invested Amount                                                               $0.00

         (2)          The amount of reductions in
         the Class B Invested Amount set forth
         in paragraph 1 above, per $1,000
         original certificate principal amount                                                 $0.00

         (3)          The total amount reimbursed in
         respect of such reductions in the
         Class B Invested Amount                                                               $0.00

         (4)          The amount set forth in paragraph
         3 above, per $1,000 original
         certificate principal amount                                                          $0.00

         (5)          The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class
         B Invested Amount after giving effect
         to all transactions on such
         Distribution Date                                                                     $0.00

E)       Information regarding certain
         distributions to the Collateral
         Interest Holder

         (1)          The amount distributed to the
         Collateral Interest Holder in respect
         of interest on the Collateral Invested
         Amount                                                                          $189,949.82

         (2)          The amount distributed to the
         Collateral Interest Holder in respect
         of principal on the Collateral
         Invested Amount                                                                       $0.00

 F)      Amount of reductions in Collateral
         Invested Amount pursuant to clauses
         (c), (d), and (e) of the definition of
         Collateral Invested Amount

         (1)          The amount of reductions in the
         Collateral Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested
         Amount                                                                                $0.00

         (2)          The total amount reimbursed in
         respect of such reductions in the
         Collateral Invested Amount                                                            $0.00


                      AT&T UNIVERSAL CARD SERVICES CORP.,
                         Servicer

                      By   /s/ TOM DONAHUE
                         --------------------------
                           Name:  Tom Donahue
                           Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal Receivables:                                      $6,728,255,707.01
Beginning of the Month Finance Charge Receivables:                                    $74,132,932.54
Beginning of the Month Discounted Receivables:                                                 $0.00
Beginning of the Month Premium Receivables:                                                    $0.00
Beginning of the Month Total Receivables:                                          $6,802,388,639.55


Removed Principal Recievables:                                                                 $0.00
Removed Finance Charge Receivables:                                                            $0.00
Removed Total Receivables:                                                                     $0.00


Additional Principal Receivables:                                                              $0.00
Additional Finance Charge Receivables:                                                         $0.00
Additional Total Receivables:                                                                  $0.00


Discounted Receivables Generated this Period:                                                  $0.00
Premium Receivables Generated this Period:                                                     $0.00
End of the Month Principal Receivables:                                            $6,632,376,105.41
End of the Month Finance Charge Receivables:                                          $88,334,250.14
End of the Month Discounted Receivables:                                                       $0.00
End of the Month Premium Receivables:                                                          $0.00
End of the Month Total Receivables:                                                $6,720,710,355.55


Special Funding Account Balance                                                                $0.00
Aggregate Invested Amount (all Master Trust Series)                                $5,500,000,000.00

End of the Month Transferor Amount                                                   $167,489,414.59


DELINQUENCIES AND LOSSES ---
                                                                              RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                              $96,152,871.41
   61-90 Days Delinquent                                                              $56,288,099.04
   90+ Days Delinquent                                                               $115,485,703.68

   Total 30+ Days Delinquent                                                         $267,926,674.13

Defaulted Accounts During the Month                                                   $43,582,665.52

INVESTED AMOUNTS ---

Class A Initial Invested Amount                                  $675,000,000
Class B Initial Invested Amount                                   $35,625,000
Collateral Initial Invested Amount                                $39,375,000
INITIAL INVESTED AMOUNT                                                                 $750,000,000

Class A Invested Amount                                       $675,000,000.00
Class B Invested Amount                                        $35,625,000.00
Collateral Invested Amount                                     $39,375,000.00
INVESTED AMOUNT                                                                         $750,000,000


Class A Adjusted Invested Amount                              $675,000,000.00
Class B Adjusted Invested Amount                               $35,625,000.00
Collateral Invested Amount                                     $39,375,000.00
ADJUSTED INVESTED AMOUNT                                                                $750,000,000


MONTHLY SERVICING FEE                                                                  $1,250,000.00


INVESTOR DEFAULT AMOUNT                                                                $4,858,168.38


GROUP II INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                                               5.95%
IN GROUP II

GROUP II INVESTOR FINANCE CHARGE COLLECTIONS                                          $10,510,465.78
GROUP II INVESTOR ADDITIONAL AMOUNTS                                                           $0.00
GROUP II INVESTOR DEFAULT AMOUNT                                                       $4,858,168.38
GROUP II INVESTOR MONTHLY FEES                                                         $1,250,000.00
GROUP II INVESTOR MONTHLY INTEREST                                                     $3,719,793.58


SERIES 1995-2 INFORMATION
SERIES 1995-2 ALLOCATION PERCENTAGE                                                           13.64%
SERIES 1995-2 ALLOCABLE FINANCE CHARGE                                                $12,302,539.50
COLLECTIONS
SERIES 1995-2 ADDITIONAL AMOUNTS                                                               $0.00
SERIES 1995-2 ALLOCABLE DEFAULTED AMOUNT                                               $5,943,090.75
SERIES 1995-2 MONTHLY FEES                                                             $1,250,000.00
SERIES 1995-2 ALLOCABLE PRINCIPAL COLLECTIONS                                        $142,959,541.34
SERIES 1995-2 REQUIRED TRANSFEROR AMOUNT                                              $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                                                81.74%

INVESTOR FINANCE CHARGE COLLECTIONS                                                   $10,056,687.82
INVESTOR DEFAULT AMOUNT                                                                $4,858,168.38
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS                                       $10,512,340.79
PRINCIPAL ALLOCATIONS PERCENTAGE                                                              81.74%
AVAILABLE PRINCIPAL COLLECTIONS                                                      $116,862,008.76


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                                                   90.00%

    Class A Floating Percentage of Reallocated                  $9,511,219.58
    Investor Finance Charge Collections
    Other Amounts                                                       $0.00
TOTAL CLASS A AVAILABLE FUNDS                                                          $9,511,219.58

   Class A Monthly Interest                                     $3,346,875.00
   Class A Servicing Fee (if applicable)                                $0.00
   Class A Investor Default Amount                              $4,372,351.54
TOTAL CLASS A EXCESS SPREAD                                                            $1,791,993.04

CLASS A REQUIRED AMOUNT                                                                        $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                                                    4.75%

CLASS B AVAILABLE FUNDS                                                                  $499,336.19

   Class B Monthly Interest                                       $181,093.75
   Class B Servicing Fee (if applicable)                                $0.00
TOTAL CLASS B EXCESS SPREAD                                                              $318,242.44

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                                                 5.25%

COLLATERAL AVAILABLE FUNDS                                                               $551,897.89
   Collateral Interest Servicing Fee (if  applicable)                                          $0.00
TOTAL COLLATERAL EXCESS SPREAD                                                           $551,897.89

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                                                    $2,662,133.37

Excess Spread Applied to Class A Required Amount                                               $0.00
Excess Spread Applied to Class A Investor Chargeoffs                                           $0.00

Excess Spread Applied to Class B Required Amount                                         $230,763.00
Excess Spread Applied to Reductions of Class B                                                 $0.00
Invested Amount pursuant to clauses (c), (d) and (e)

Excess Spread Applied to Collateral Monthly                                              $189,949.82
Interest
Excess Spread Applied to Unpaid Monthly                                                $1,250,000.00
Servicing Fee
Excess Spread Applied Collateral Default Amount                                          $255,053.84
Excess Spread Applied to Reductions of                                                         $0.00
Collateral Invested Amount Pursuant to Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                                                       $0.00
Excess Spread Applied to Other Amounts Owed to                                                 $0.00
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                                                       $736,366.71

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                                               $3,991,869.28
 FOR ALL ALLOCATION SERIES

SERIES 1995-2 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                                              $0.00
ALLOCATED TO SERIES 1995-2

Excess Finance Charge Collections Applied to                                                   $0.00
Class A Required Amount
Excess Finance Charge Collections Applied to                                                   $0.00
Class A Investor Charge Offs
Excess Finance Charge Collections Applied to                                                   $0.00
Class B Required Amount
Excess Finance Charge Collections Applied to                                                   $0.00
Reductions of Class B Invested Amount Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections Applied to                                                   $0.00
Collateral Monthly Interest
Excess Finance Charge Collections Applied to                                                   $0.00
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections Applied to                                                   $0.00
Collateral Default Amount

Excess Finance Charge Collections Applied to                                                   $0.00
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections Applied to                                                   $0.00
Reserve Account
Excess Finance Charge Collections Applied to                                                   $0.00
Other Amounts Owed to Collateral Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                                               7.95%
Base Rate (Prior Month)                                                 7.96%
Base Rate (Two Months Ago)                                              7.95%
THREE MONTH AVERAGE BASE RATE                                                                  7.95%

Series Adjust Portfolio Yield (Current Month)                           9.13%
Series Adjusted Portfolio Yield (Prior Month)                          10.72%
Series Adjusted Portfolio Yield (Two Months Ago)                       11.15%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                                 10.33%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                                   90.00%

   Class A Principal Collections                              $105,175,807.88

CLASS B PRINCIPAL PERCENTAGE                                                                    4.75%

   Class B Principal Collections                                $5,550,945.42

COLLATERAL PRINCIPAL PERCENTAGE                                                                 5.25%
   Collateral Principal Collections                             $6,135,255.46

AVAILABLE PRINCIPAL COLLECTIONS                               $116,862,008.76

REALLOCATED PRINCIPAL COLLECTIONS                                                              $0.00

SERIES 1995-2 PRINCIPAL SHORTFALL                                                              $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                              $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                          $0.00
Deficit Controlled Accumulation Amount                                  $0.00
CONTROLLED DEPOSIT AMOUNT                                                                      $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                                              $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                      $121,720,177.14
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                   $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                             $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                                                $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                        $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                                                    $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                                                 $0.00
REIMBURSED



                      AT&T UNIVERSAL CARD SERVICES CORP.,
                      as Servicer


                      By:    /s/ TOM DONAHUE
                           ------------------------------
                             Name:  Tom Donahue
                             Title:  Servicing Officer